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                       SECURITIES AND EXCHANGE COMMISSION



                             WASHINGTON, D.C. 20549





                                    FORM 8-K



                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):    March 16, 2001
                                                 ------------------


                            FLOWERS INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)
             ------------------------------------------------------


Georgia                              1-9787                  58-0244940
-------------------------------------------------------------------------------
(State or other jurisdiction         (Commission             (IRS employer
      of incorporation)              File Number)            Identification No.)


         1919 Flowers Circle, Thomasville, GA                        31757
         -----------------------------------------------------------------------
         (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code:          (229) 226-9110
                                                     ---------------------------


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ITEM 5.  OTHER EVENTS.

         On March 16, 2001, Flowers Industries, Inc. issued a press release announcing the commencement of a cash tender offer for any and all of its $200 million in outstanding aggregate principal amount of 7.15% Debentures due 2028. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7(c) - Exhibits

         99.1     Press release issued by Flowers Industries, Inc., dated March
                  16, 2001.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         FLOWERS INDUSTRIES, INC.


                                         By: /S/ G. Antony Campbell
                                            ------------------------------------
                                            Name:  G. Anthony Campbell
                                                   -----------------------------
                                            Title: Secretary and General Counsel
                                                   -----------------------------

Date: March 19, 2001


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                                  EXHIBIT INDEX



                    EXHIBIT NUMBER                                             EXHIBIT

                         99.1                            Press release issued by Flowers Industries, Inc.,
                                                         dated March 16, 2001.